SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 28, 2003

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Exhibits.

(c)  The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated October 28, 2003.
99.2	Financial supplement of Sterling Financial Corporation.

Item 12.  Results of Operations and Financial Condition.

On October 28, 2003, Sterling Financial Corporation issued a press release regarding its results of operations and financial condition for the quarterly period ended September 30, 2003.  The text of the press release is included as Exhibit 99.1 to this report and the financial supplement is included as Exhibit 99.2 to this report.  The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934.  The Company will include final financial statements and additional analyses for the quarterly period ended September 30, 2003, as part of its Form 10-Q covering that period.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 28, 2003	By:	/s/ William R. Basom
Date		William R. Basom
Vice President, Treasurer, and
Principal Accounting Officer